Q3 2020 Update

BankMobile

Q3 Financial Overview

- Q3 pro forma core revenue of $18.2mm, represents 19.5% YoY growth
- Q3 pro forma core EBITDA of $3.6mm
- YTD pro forma core EBITDA of $2.0mm

Strong Growth

- Q3 End of Period (EOP) serviced deposits rise to $944mm, represents 42% YoY growth
- Q3 Card Spend of $741mm, represents 24% YoY growth
- Strong growth in new businesses (White Label & Workplace) with rapidly improving account metrics
  - 150K new accounts LTM (9/30/20)
  - EOP serviced deposit balances up ~150% per account YoY
  - Quarterly Card Spend per account increased 60% YoY

Higher Ed Business Adapts to COVID

- Expect 99.7% retention of disbursement services by campuses this year
- NACUBO reports that more than half of higher ed institutions are offering remote options for some or all classes, impacting the amount of students on campus [1]
- Disbursement dollars are highly persistent as Aug. & Sept. down only ~1.6% YoY ($2.87B vs $2.91B) while YTD serviced organic deposits have grown 32% and end of period Q3 serviced deposits are up 8% YoY

Continued focus on Operating Leverage

- Corporate restructuring, implementation of automation projects, and vendor negotiations lead to projected $1.7mm of Q4 savings and annualized $7mm of savings starting in 2021
- Expected realization of $10mm annualized expense savings in 2020 resulting from vendor negotiations and contract restructurings in 2019

Other Key Developments

- T-Mobile Money product has been extended to the entire Sprint customer base
- Officially launched Workplace Banking vertical in Q3 with BenefitHub, one of the largest HR benefits marketplaces with access to over 6 million potential customers
- Hired Jamie Donahue as Chief Digital Officer. Jamie was formerly Head of Cloud Architecture, Engineering & Delivery at Finastra.

Note: Q3 2020 financials are still preliminary

1) NACUBO Flash Poll: Fall 2020 Institutional Plans; NACUBO is National Association of College and University Business Officers

| 5

Where Does BankMobile Technologies Stand Today?

BankMobile

Delivering Full-Featured Digital Banking Platform to Large Scale Non-Bank Partners

One of America's Largest Digital Banking Platforms…

- ✓ Over 2M accounts [1]
- ✓ ~300K accounts opened annually [2]
- ✓ ~$944M in serviced deposits as of 9/30/20
- ✓ $49M in pro forma core revenue YTD
- ✓ $2.0M YTD pro forma core EBITDA [3]

Expert in B2B2C Banking…

- ✓ Proprietary Banking-as-a-Service ("BaaS") technology
- ✓ Allows for greater speed and cost effectiveness in bank roll out for partners
- ✓ High-volume, low-cost customer acquisition model
- ✓ Serves ~1 in 3 U.S. students on approximately 725 campuses [4]
- ✓ Launched partnership with T-Mobile via the T-Mobile MONEY checking account
- ✓ Planned 2021 launch of digital bank account with Google Pay

…Award Winning Banking Technology, Focused on Banking Services for Millennials & Middle Income Americans…

Winner
Lendit Fintech
Most Innovative Bank
2019

- ✓ Customer-centric approach
- ✓ Provides an affordable, easy-to-use product
- ✓ Simplifies banking for the consumer
- ✓ Creates customers for life with full suite of banking products, including checking, savings, personal loans, credit cards and student refinancing
- ✓ Creates attractive returns

1) Data as of 9/30/2020
2) Per BankMobile management
3) EBITDA is a Non-GAAP financial measure; see page 45 and 46 for reconciliations to Non-GAAP financial measures and disclaimers on forward looking financials
4) Based on market share for Signed Student Enrollments ("SSEs") (the number of students enrolled at higher-ed institutions); Assumes ~3M SSEs are considered non-addressable (beauty schools, trucking schools, etc.); Data per BankMobile's internal sales database and estimated student market size and National Center for Education Statistics "Enrollment and Employees in Postsecondary Institutions, Fall 2015; Financial Statistics Academic Libraries, Fiscal Year 2015", February 2017

| 6

BankMobile Evolving into a Premier Brand

BankMobile

Transaction Structure (1)	▪ Megalith Financial Acquisition Corp (NYSE: MFAC) has entered into a definitive agreement to acquire BankMobile Technologies ▪ This transaction is subject to customary regulatory approvals
Valuation	▪ Transaction valued at an implied post-money enterprise value of $140mm (2), which equates to 1.3x multiple on 2021E Revenue of $104.0mm (3) 6.5x multiple on 2021E EBITDA of $21.5mm (3)
Cap Structure & Leverage	▪ Transaction to be funded through a combination of MFAC common stock, cash held in the MFAC trust account, proceeds received from newly issued shares through a PIPE transaction and assumed debt of $40mm (2) ▪ Pro forma net leverage of 3.5x based upon 2020E pro forma core EBITDA of $3.8mm (3)(4)
Pro Forma Ownership	▪ MFAC public equity investors (original SPAC investors) are expected to own 28.3% of the combined (5) ▪ Shares issued to PIPE Investors are expected to own 25.0% (5) ▪ Customers Bancorp shareholders are expected to own 46.7% (5) ▪ Customers Bancorp will own 0.0%
Listing	▪ MFAC will remain a Delaware corporation, the post-closing company is expected to remain listed on the NYSE American ▪ The public company will be renamed BM Technologies, Inc.

1) See "Proposed Transaction Structure" on slide 44 and "Proposed Capitalization and Ownership" on slide 43
2) See "Proposed Capitalization and Ownership" on slide 43 for calculation; Reflects debt prior to partial paydown from cash in MFAC's trust account
3) Pro forma core revenue and EBITDA are set forth on "Income Statement History and Forecast" and "Reconciliation to Non-GAAP Financial Measures" on slides 23, 33 and 46, respectively
4) Net leverage defined as net debt at closing / 2020E pro forma core EBITDA; See "Reconciliation to Non-GAAP Financial Measures" on slide 47
5) See ownership table on slide 43 "Proposed Capitalization and Ownership"; Assumes the full $33.2 million cash held in the trust account by MFAC related to existing MFAC public stockholders will not be redeemed upon Transaction closing, shares will remain outstanding and cash will be available for use in the Transaction; includes aggregate PIPE investment of $20.0mm; See slide 43 for material assumptions

| 11

Transaction Background

BankMobile

Why is BankMobile Technologies ("BMT") Being Divested? Why is BMT Positioned as an Independent Company?

1 Customers Bank ("CUBI") is divesting BMT

Reasons for Divestment

- A. "Durbin Fee Challenge"
- B. Realigned Priorities & Focus
- C. Regulation

A. BankMobile Technologies ("BMT"), a subsidiary of Customers Bank ("Customers"), will be subject to reduced interchange income if it remains wholly-owned by CUBI, due to the Durbin Amendment (part of Dodd-Frank banking reform of 2011). When a bank crosses $10b in assets on December 31st, it becomes subject to the Durbin Amendment, and interchange income is significantly reduced. Customers is now subject to the Durbin Amendment.

B. Customers Bancorp ("CUBI") has made recent strategic decisions to focus on its largest commercial lending lines of business. BMT is a smaller operating unit which focuses on retail deposit customers and retail banking-as-a-service (BaaS); BMT does not fit CUBI's core commercial banking focus and is being divested.

C. From a regulatory and business focus point of view, CUBI wishes to be a "Business oriented Community Bank."

2 Transaction Related

BMT - A standalone company

1) Customers is divesting BankMobile Technologies
2) BMT will also have debt outstanding held by CUBI in amount of $40[1] million; which is also part of the purchase price paid (it is BM Technologies Inc.'s intention to pay off the debt as soon as possible)
3) Customers will contractually agree to provide the same Deposit Related Fees and Durbin Exempt Interchange Rate (Fees) through 2022 to enable BMT a stable "runway" of revenue while BMT establishes additional bank partnerships to replace CUBI
4) CUBI will have no role on management and no seats on the board of the pro forma company
5) CUBI will not retain a common equity ownership interest in the company as shares will be distributed directly to CUBI shareholders — there will be restrictions on the sale of shares distributed to CUBI shareholders for a period of 12 months after Closing[2]
6) A limited Transition Services Agreement will be signed prior to closing

See **Proposed Capitalization and Ownership and Proposed Transaction Structure on pages 43 and 44, respectively**

3 Independent Platform Better Positioned

Benefits to the pro forma company

- Remove Growth Constraints overlaid by parent
- Aligns management, board and investors primary focus without distraction of other businesses
- Enables BMT to more easily develop new bank partners who will enable BMT to offer credit and other financial products to existing customers.
- Enables BMT to be a technology provider to other chartered banks
- BMT becomes a stand alone FinTech company with its own capital sources and sector valuation metrics; and not governed by bank valuations
- Better positioned to capitalize on trends away from branch-based banking

1)Reflects debt prior to partial paydown from cash in MFAC's trust account

2)The Merger Consideration Shares will be subject to restrictions on sale and transfer for a period of twelve months following the Closing of the Business Combination, provided that these restrictions will end prior to such time upon the earlier of (1) the date after the Closing Date on which Megalith consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction with an unaffiliated third party that results in all of Megalith's stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (2) the date on which the closing sale price of Megalith's common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing

| 12

Highly Attractive Business Model

7

Income Statement – Historical & Forecasted

BankMobile

Revenue Breakout by Major Categories

Card Revenue: Interchange and MasterCard incentive income based on card activity and out-of-network ATM fees

Deposit Servicing Fees: Fee charged to partner bank(s) based on average balances of serviced deposits

Account Fees: Monthly account fees, wire fees and card replacement fees

University Fees: Subscription and transactional fees charged to colleges based on enrollment size, competitive marketplace and disbursement channels and options

Other Fees: Various nominal other fees, including fees associated with cash deposits

Historical & Projected Income Statement

	2019 Pro Forma Core [1]	2020E	2021E	2022E
Pro Forma Core Revenues ($mm)	**$61.3**	**$66.9**	**$104.0**	**$144.4**
Less: Pro Forma Core OpEx (Excl. Deprec. & Amort.) ($mm)	63.6	63.0	82.6	94.1
Pro Forma Core EBITDA ($mm)[2]	**($2.2)**	**$3.8**	**$21.5**	**$50.3**
Less: Interest Expense ($mm)	0.5	1.4	0.6	0.3
Less: Deprec. & Amort. ($mm)	9.3	11.7	14.7	16.7
Pro Forma Core Pre-Tax Income ($mm)	**($12.1)**	**($9.3)**	**$6.2**	**$33.3**
Less: Tax Expense ($mm)	0.0	0.0	1.5	8.0
Pro Forma Core Net Income ($mm)	**($12.1)**	**($9.3)**	**$4.7**	**$25.3**
Average Serviced Deposits ($mm)	**$548.5**	**$743.9**	**$1,381.4**	**$2,335.0**
YoY Growth				
Average Serviced Deposits		*36%*	*86%*	*69%*
Pro Forma Core Revenues		*9%*	*56%*	*39%*
Pro Forma Core OpEx (Excl. Depreciation & Amortization)		*(1%)*	*31%*	*14%*
Pro Forma Core EBITDA		*-*	*458%*	*134%*
Pro Forma Core Net Income		*-*	*-*	*442%*

Note: 2020 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management.

1) 2019 financials are shown pro forma for BankMobile's current deposit servicing and expense agreements with Customers Bank; see page 45 for reconciliations to Pro Forma Core Financials
2) EBITDA is a Non-GAAP financial measure; see page 46 for reconciliations to Non-GAAP financial measures

| 23

Demonstrating Strong Performance Across Key Metrics

BankMobile

Key Performance Indicators – Metrics of Company Success

Card Spend Q3


24%
$597M
$741mm
Q3' 19
Q3' 20

Card Spend YTD


16%
$1.8bn
$2.1bn
Q3' 19 YTD
Q3' 20 YTD

EoP Serviced Deposits


42%
$666mm
$944mm
Q3' 19
Q3' 20

Organic Deposits YTD


32%
$1.1bn
$1.4bn
Q3' 19 YTD
Q3' 20 YTD

Higher Ed Account Retention


1%
98.5%
99.7%
3-Year Trailing Avg.
Today[1]

Interchange Rate YTD


13%
79bps
69bps
Q3' 19 YTD
Q3' 20 YTD

Comments:

- **Card Spend Q3:** Strong growth driven by significant increases in both Higher Ed and White Label
- **Card Spend YTD:** After falling 2% YOY in Q1, Debit Card spend grew 32% in Q2 and 24% in Q3
- **EoP Serviced Deposits:** Growth driven by increase in accounts, organic deposits, and boosted by federal stimulus programs
- **Organic Deposits YTD:** Growth driven by stronger performing accounts and boosted by federal stimulus programs
- **Higher Ed Account Retention:** 2020 retention is tracking above average of trailing 3 years' retention
- **Interchange Rate YTD:** Decline due to impacts of COVID (increase in average ticket size and changing consumer merchant mix). We expect some positive revision in this rate in 2021

Definition:

- **Card Spend Q3:** The aggregate amount of spend on debit cards in Q3 2020 vs Q3 2019
- **Card Spend YTD:** The aggregate amount of spend on debit cards in Q1-Q3 2020 vs Q1-Q3 2019
- **EoP Serviced Deposits:** Aggregate, end of period balance of serviced customer deposits across all business lines
- **Organic Deposits YTD:** Cash inflows to end user deposit accounts, not attributable to higher education disbursements or white label partner incentive payments
- **Higher Ed Account Retention:** Calculated as one minus the annual SSE attrition over beginning of the year SSE count
- **Interchange Rate YTD:** Represents the amount of revenue for each debit card transaction, including interchange maintenance paid by partner bank, net of network costs, as a % of debit spend

Note: Q3 2020 financials are still preliminary

1) Management estimate for performance through end of 2020 based on seasonal renewals and performance YTD

| 24

Income Statement – Pro Forma Core Historical & Forecasted

BankMobile

	2019 Pro Forma Core [1]	2020E	2021E	2022E
Pro Forma Core Revenues ($mm)	**$61.3**	**$66.9**	**$104.0**	**$144.4**
Less: Pro Forma Core OpEx (Excl. Deprec. & Amort.) ($mm)	**63.6**	**63.0**	**82.6**	**94.1**
Pro Forma Core EBITDA ($mm)[2]	**($2.2)**	**$3.8**	**$21.5**	**$50.3**
Less: Interest Expense ($mm)	0.5	1.4	0.6	0.3
Less: Deprec. & Amort. ($mm)	9.3	11.7	14.7	16.7
Pro Forma Core Pre-Tax Income ($mm)	**($12.1)**	**($9.3)**	**$6.2**	**$33.3**
Less: Tax Expense ($mm)	0.0	0.0	1.5	8.0
Pro Forma Core Net Income ($mm)	**($12.1)**	**($9.3)**	**$4.7**	**$25.3**
Average Serviced Deposits ($mm)	**$548.5**	**$743.9**	**$1,381.4**	**$2,335.0**
YoY Growth				
Average Serviced Deposits		*36%*	*86%*	*69%*
Pro Forma Core Revenues		*9%*	*56%*	*39%*
Pro Forma Core OpEx (Excl. Depreciation & Amortization)		*(1%)*	*31%*	*14%*
Pro Forma Core EBITDA		-	*458%*	*134%*
Pro Forma Core Net Income		-	-	*442%*

Note: 2020 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management.

1) 2019 financials are shown pro forma for BankMobile's current deposit servicing and expense agreements with Customers Bank; see page 45 for reconciliations to Pro Forma Core Financials
2) EBITDA is a Non-GAAP financial measure; see page 46 for reconciliations to Non-GAAP financial measures

| 33

Financial Summary

Pro Forma Core Financial Metrics

BankMobile

($ in millions)	2019 Q3	2020 Q3	*YoY Chg %*	2019Q3 YTD	2020Q3YTD	*YoY Chg %*
Interchange and card revenue	$6.7	$7.4	*11%*	$21.8	$20.1	*(8%)*
Deposit servicing fees	4.0	5.7	*43%*	12.4	15.5	*26%*
Account fees	3.0	2.8	*(9%)*	7.9	8.5	*8%*
University fees	1.3	1.3	*6%*	3.7	4.0	*8%*
Other	0.3	1.0	*NM*	0.7	1.3	*91%*
Pro Forma Core Revenues	**$15.2**	**$18.2**	***20%***	**$46.5**	**$49.4**	***6%***
Pro Forma Core OpEx (Excl. Depr. & Amort.)	13.9	14.7	*6%*	48.7	47.4	*(3%)*
Pro Forma Core EBITDA	**$1.4**	**$3.6**	***NM***	**($2.3)**	**$2.0**	***NM***
Less: Interest Expense	0.1	0.4	*NM*	0.1	1.1	*NM*
Less: Depreciation & Amortization	3.2	2.6	*(18%)*	6.1	8.8	*45%*
Pro Forma Core Pre-Tax Income	**($2.0)**	**$0.6**	***NM***	**($8.5)**	**($7.9)**	***NM***
Total Serviced Deposits - EoP	**$666**	**$944**	***42%***	**$666**	**$944**	***42%***
Total Debit Spend	**$597**	**$741**	***24%***	**$1,813**	**$2,109**	***16%***

Commentary

- Interchange and card revenues declined, despite significant growth in card spend due to $1mm drop in ATM related revenue and reduced interchange fee rates
- Deposit servicing fees increased, driven by 25% growth in average deposit balances
- University fees benefitted from COVID-related services provided to new, non-subscription clients
- 2020 expense levels benefitted from contract optimization initiatives launched in 2019H2
- Additional benefits expected to be realized from operating leverage initiatives implemented in October 2020
- Interest on debt
- Increase in depreciation and amortization expense in 2020 driven by launch of white label products and amortization of capitalized development expenses

Source: Company management
Note: Q3'20 financial metrics are preliminary and subject to change
Note: Refer to Reconciliation to Pro Forma Core Financials on page 45; Growth rates over 150% deemed not meaningful – "NM"

| 34

FY 2020 Update

BankMobile

COVID Impact of Updated Financials

2020 projections were established at the start of the year. Expectations have been revised based on actual year-to-date experience and updated expectations for the fourth quarter.

Management attributes at least $3.8mm of the decline in expected revenues directly to COVID:

- $2.4 million reduction in interchange revenues reflecting revised net interchange rate of 71 bps, vs. 81 bps in original projection; COVID resulted in shifts in purchase mix and larger average transaction sizes which reduced the effective interchange rate
- $1mm impact from delays in implementing new product for white label partnership, primarily due to COVID
- $0.4 million estimated impact of COVID on foreign ATM fees from February through April, given the portion ATM usage declines we attribute to COVID

Estimated revision to EBITDA is approximately $1.5mm despite the impact of COVID-19

	2019 Pro Forma Core	Beginning of the Year "Pre-COVID" 2020E	Revised 2020
Pro Forma Core Revenues ($mm)	$61.3	$72.4	$66.9
Pro Forma Core EBITDA ($mm)	($2.2)	$5.3	$3.8
Pro forma Core Net Income ($mm)	($12.1)	($7.0)	($9.3)

Revenue Growth Returned to Expected Levels After Pandemic Related Slowdown in Early 2020

YoY Change in Pro Forma Core Revenues



Pre-COVID '20 – '21 Pro Forma
Core Rev Growth Projection: 18%
-6%
7%
20%
18%
Q1 '20
Q2 '20
Q3 '20
EST Q4'20

Source: Company management
Note: Q3'20 financial metrics are preliminary and subject to change

| 35

Investment Thesis

Unique Opportunity to Invest in a Premier Brand Positioned for Significant Growth

Recognized Market Leader

- Among the Largest Digital Banking Platforms
- Proprietary "BaaS" Technology
- High Volume, Low Cost Acquisition Model
- Full Suite of Banking Products Through Partner Banks

Rapid Market Expansion

- Higher-Ed
- White-Label Partnerships
- Workplace Banking

Best-in-Class Digital Bank

- Sophisticated Capabilities
- Frictionless Onboarding
- Powerful Customer Acquisition
- Proprietary Infrastructure
- Dynamic Consumer Data

Positioned For Significant Growth

- Planned 2021 Launch of Collaboration with Google Pay
- White-Label Partner Expansion
- New White-Label Partner Additions
- Distribution Channel and Product Offering Expansion
- Strategic M&A

Strong Financial Profile

~$66.9M
2020E Pro Forma Core Revenue

30%
2019 - 2021E Pro Forma Core Revenue CAGR

~$889M
2020E EoP Serviced Deposits

36%
2020E Avg. Service Deposit Growth

17%
2020E Debit Spend Growth

| 39

Proposed Capitalization and Ownership

BankMobile

Proposed Sources & Uses Analysis

Proposed Sources ($mm)	
CUBI Rollover Equity [1]	$54.7
PIPE Proceeds	20.0
Pre-Closing Cash on B/S at MFAC	33.2
Net Debt at Close [2]	13.4
BankMobile Excess Cash Net of Reserve Adjustment [3]	5.3
Total	**$126.6**

Proposed Uses ($mm)	
Cash - Consideration to Equity [1][4]	$31.9
Stock Consideration: $10.38 per share [1]	54.7
Estimated Transaction Expenses	5.0
Cash to Pro Forma Balance Sheet	10.0
Debt Repayment	11.6
Net Debt at Close [2]	13.4
Total	**$126.6**

Proposed Equity Capitalization Summary[1]

Party	Share Count (millions)	% of Total
MFAC Shareholders [5]	3.2	28.3%
PIPE Investors [6]	2.8	25.0%
Shares Issued to CUBI Shareholders [7]	5.3	46.7%
Total	**11.3**	**100.0%**

Capitalization at Closing

Share Price	$10.38
Total Shares Outstanding	11.3
BMT Pro Forma Equity Value	**$117.2**
NWC Adjustment	(0.9)
Estimated Transaction Expenses	5.0
BankMobile Excess Cash Net of Reserve Adjustment [3]	5.3
Adjusted Equity Value	**$126.6**
Debt at Close [8]	28.4
Cash at Close [9]	(15.0)
Enterprise Value	**$140.0**
BMT 2020E Pro Forma Core EBITDA ($mm) [10]	**$3.8**
BMT 2021E Pro Forma Core EBITDA ($mm) [10]	**$21.5**
BMT 2021E Pro Forma Core Revenue ($mm) [10]	**$104.0**
EV / 2020E Pro Forma Core EBITDA	**36.4x**
EV / 2021E Pro Forma Core EBITDA	**6.5x**
EV / 2021E Pro Forma Core Revenue	**1.3x**

Note: Analysis assumes the full $33.2 million cash held in the trust account by MFAC related to existing MFAC public stockholders will not be redeemed upon Transaction closing, shares will remain outstanding and cash will be available for use in the Transaction
Note: Net Working Capital at close is $0.9mm above target level resulting in an upward adjustment to the merger consideration

1) Total non-cash merger consideration to equity includes downward deal value adjustment of $13.4mm related to sponsor equity adjustments, net working capital adjustments and transaction expenses
2) Estimated at closing 12/31/2020; See page 47 "Reconciliation to Non-GAAP Financial Measures" for closing net debt calculation
3) Cash held by BankMobile in excess of $5.0mm will serve as additional cash consideration to Customers Bank; Based on estimated cash at closing of $10.3mm
4) Cash consideration includes $20.0mm of proceeds related to the PIPE offering (net of $5.0mm in estimated transaction expenses), $5.3mm excess cash held by BankMobile at close and an additional $11.6mm of cash held in escrow in MFAC's trust account
5) Assuming no redemptions for public stockholders
6) Based on total PIPE investment of $20.0mm and MFAC's share price $10.38; Includes retained founder shares of 0.7m from initial founder investment; Excludes .3m founder shares subject to vesting and forfeiture unless the stock price reaches $15 per share for 20 out of 30 days
7) Reflects total non-cash merger consideration to equity, issuance based on MFAC share price of $10.38
8) Reflects pro forma intercompany debt after partial paydown
9) Includes maximum cash reserve of $5.0mm held by BankMobile and an estimated $10.3mm of cash allocated to BankMobile's balance sheet by cash held in the trust account by MFAC
10) Pro forma core Revenue and EBITDA set forth on "Income Statement History and Forecast" and "Reconciliation to Non-GAAP Financial Measures" on slides 33 and 46, respectively

| 43

Proposed Transaction Structure



MFAC Public Shareholders
MFAC Sponsor Members (1)
PIPE Investors
CUBI Public Shareholders
MFAC Public shareholders have the option to: (a) continue to own, in connection with the closing, MFAC shares or (b) redeem shares for a portion of the $33.2mm in trust
MFAC Sponsor and Investors contribute capital to single PIPE investment; MFAC Sponsor relinquishes "Class B" shares
("MFAC Sponsor")
PIPE Investment
Customers Bancorp, Inc ("CUBI")
Shares in MFAC issued for cash
Megalith Financial Acquisition Corp. ("Purchaser" or "MFAC") (NYSE listed company to be renamed BM Technologies, Inc.)
CUBI owns 100% of Customers Bank
Shares in the Company
Customers Bank ("Seller of Company"; "Lender to Company")
MFAC issues shares to CUBI public shareholders (1)
MFAC issues cash to Customers Bank, the sole stockholder of BankMobile
MFAC Merger Sub Inc. established as a wholly-owned subsidiary of MFAC
(1) MFAC Sponsor transfers additional "Class B" shares to CUBI shareholders as part of the aggregated consideration (1)
CUBI Public Shareholders
Obligation on a $40mm Credit Facility
Prior to Transaction closing, 100% ownership of BankMobile Technologies, Inc.
MFAC Merger Sub Inc.
BankMobile merges into MFAC Merger Sub Inc.
BankMobile Technologies, Inc. ("The Company")

1) CUBI will not retain a common equity ownership interest in the company as shares will be distributed directly to CUBI shareholders — there will be restrictions on the sale of shares distributed to CUBI shareholders for a period of 12 months after Closing.

Note: The Merger Consideration Shares will be subject to restrictions on sale and transfer for a period of twelve months following the Closing of the Business Combination, provided that these restrictions will end prior to such time upon the earlier of (1) the date after the Closing Date on which Megalith consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction with an unaffiliated third party that results in all of Megalith's stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (2) the date on which the closing sale price of Megalith's common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred and fifty (150) days after the Closing.

| 44

Reconciliation to Pro Forma Core Financials

($ shown in 000s)	2019 Preliminary Financials – Quarterly Financials Q1' 19	Q2' 19	Q3' 19	Q4' 19	YTD Q3' 19	Full Year 2019	2020 Preliminary Financials – Quarterly Financials Q1' 20	Q2' 20	Q3' 20	YTD Q3' 20
Revenues	$19,811	$16,995	$17,900	$17,601	$54,706	$72,307	$15,758	$15,431	$18,338	$49,527
Operating Expense	18,444	21,129	20,725	19,310	60,298	79,608	19,891	19,144	17,728	56,763
Income/(Loss) Before Taxes & Interest	**$1,367**	**($4,134)**	**($2,825)**	**($1,709)**	**($5,592)**	**($7,301)**	**($4,133)**	**($3,713)**	**$610**	**($7,236)**
Interest Expense	0	0	132	403	132	535	394	399	353	1,146
Pre-Tax Income / (Loss)	**$1,367**	**($4,134)**	**($2,957)**	**($2,112)**	**($5,724)**	**($7,836)**	**($4,527)**	**($4,112)**	**$257**	**($8,382)**
Taxes	7	7	7	6	21	27	7	7	7	21
Net Income / (Loss)	**$1,360**	**($4,141)**	**($2,964)**	**($2,118)**	**($5,745)**	**($7,863)**	**($4,534)**	**($4,119)**	**$250**	**($8,403)**

($ shown in 000s)	2019 Pro Forma Core Financial Reconciliation – Quarterly Financials Q1' 19	Q2' 19	Q3' 19	Q4' 19	YTD Q3' 19	Full Year 2019	2020 Pro Forma Core Financial Reconciliation – Quarterly Financials Q1' 20	Q2' 20	Q3' 20	YTD Q3' 20
Revenues	$19,811	$16,995	$17,900	$17,601	$54,706	$72,307	$15,758	$15,431	$18,338	$49,527
(1) Deposit Servicing Fee Adjustment	(3,131)	(2,437)	(2,665)	(2,736)	(8,234)	(10,970)	0	0	0	0
(2) Fraud Reimbursement Adjustment - Revenue	0	0	0	0	0	0	(123)	120	(96)	(99)
Pro Forma Core Revenues	**$16,680**	**$14,558**	**$15,235**	**$14,865**	**$46,472**	**$61,337**	**$15,635**	**$15,551**	**$18,242**	**$49,428**
Operating Expense	18,444	21,129	20,725	19,310	60,298	79,608	19,891	19,144	17,728	56,763
(2) Fraud Reimbursement Adjustment - Expense	(838)	(965)	(2,662)	(188)	(4,465)	(4,653)	(123)	120	(96)	(99)
(3) Merger / Dept of ED Settlement Expenses	0	0	(1,000)	(1,100)	(1,000)	(2,100)	(50)	(25)	(377)	(452)
Pro Forma Core Operating Expenses	**$17,606**	**$20,164**	**$17,063**	**$18,022**	**$54,833**	**$72,855**	**$19,718**	**$19,239**	**$17,255**	**$56,212**
(4) **Pro Forma Core Income / (Loss) Before Taxes & Interest**	**($926)**	**($5,606)**	**($1,828)**	**($3,158)**	**($8,360)**	**($11,518)**	**($4,083)**	**($3,688)**	**$987**	**($6,784)**
Interest Expense	0	0	132	403	132	535	394	399	353	1,146
Pro Forma Core Pre-Tax Income / (Loss)	**($926)**	**($5,606)**	**($1,960)**	**($3,561)**	**($8,492)**	**($12,053)**	**($4,477)**	**($4,087)**	**$634**	**($7,930)**
Taxes	7	7	7	6	21	27	7	7	7	21
Pro Forma Core Net Income / (Loss)	**($933)**	**($5,613)**	**($1,967)**	**($3,567)**	**($8,513)**	**($12,080)**	**($4,484)**	**($4,094)**	**$627**	**($7,951)**

($ shown in 000s)	2019 Pro Forma Core EBITDA Reconciliation – Quarterly Financials Q1' 19	Q2' 19	Q3' 19	Q4' 19	YTD Q3' 19	Full Year 2019	2020 Pro Forma Core EBITDA Reconciliation – Quarterly Financials Q1' 20	Q2' 20	Q3' 20	YTD Q3' 20
Pro Forma Core Pre-Tax Income	($926)	($5,606)	($1,960)	($3,561)	($8,492)	($12,053)	($4,477)	($4,087)	$634	($7,930)
Addback Interest	0	0	132	403	132	535	394	399	353	1,146
Addback of Depreciation & Amortization	1,464	1,442	3,187	3,195	6,093	9,288	3,180	3,045	2,605	8,830
Pro Forma Core EBITDA	**$538**	**($4,164)**	**$1,358**	**$37**	**($2,267)**	**($2,230)**	**($903)**	**($643)**	**$3,592**	**$2,046**

Pro Forma Core Adjustments

Revenues and expenses have been presented on a "pro forma core" basis to illustrate past periods as if the current deposit servicing agreement had been in place, and to remove non-recurring, one-time costs for merger expenses and Department of Education settlement

1. *Pro Forma adjustment to revenue to reflect BMT's current deposit servicing agreement in all periods, whereby BMT receives of 1.50% for deposit servicing plus 1.50% for NIM Sharing*
2. *Pro Forma adjustment to revenue to reflect BMT's current deposit servicing agreement in all periods, whereby BMT is reimbursed for operating losses stemming from fraud related transactions. Additionally, fraud reimbursement (and expense) is netted out of revenue (and expense in applicable periods).*
3. *Adjustment to remove non-core/nonrecurring merger and Department of Education settlement expenses related to legacy Higher One business now assumed by BankMobile*
4. *Pro Forma Core Revenues minus Pro Forma Core Operating Expenses*

Source: Company management
Note: Q3'20 financial metrics are preliminary and subject to change

| 45

Reconciliation to Non-GAAP Financial Measures ($ shown in millions) 2019 Pro Forma Core (1) 2020E 2021E 2022E Pro Forma Core Pre-Tax Income ($12.1) ($9.3) $6.2 $33.3 Addback of Interest Expense(2) 0.5 1.4 0.6 0.3 Addback of Depreciation & Amortization 9.3 11.7 14.7 16.7 Pro Forma Core EBITDA ($2.2) $3.8 $21.5 $50.3 Pro Forma Core EBITDA ($2.2) $3.8 $21.5 $50.3 Pro Forma Core Revenue 61.3 66.9 104.0 144.4 Pro Forma Core EBITDA Margin (4%) 6% 21% 35% Source: BankMobile management projections Note: 2021 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward looking financial 1) Refer to Reconciliation to Pro Forma Core Financials on page 45 projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and 2) Reflects cost of intercompany debt | 46 competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management.

BankMobile

Reconciliation to Non-GAAP Financial Measures (Continued)

	2020E
BankMobile Estimated Debt at Closing	$40.0
Trust Cash Allocated for Debt Paydown [1]	(11.6)
Pro Forma Estimated Debt at Closing	**$28.4**
Beginning BankMobile Cash	$10.3
Less: BankMobile Excess Cash Used in Cash Consideration [2]	(5.3)
Plus: Cash Held in MFAC Trust Allocated to Balance Sheet	10.0
Estimated Closing Cash on Balance Sheet	**$15.0**
Pro Forma Estimated Debt at Closing	$28.4
Less: Estimated Closing Cash on Balance Sheet	15.0
Estimated Net Debt at Close	**$13.4**
Pro Forma Core EBITDA	3.8
Net Leverage Ratio (Net Debt / Pro Forma Core EBITDA)	**3.5x**

Source: BankMobile management projections

1) Assumes $33.2mm cash held in escrow at MFAC related to existing MFAC investors will not be redeemed upon Transaction closing; Assumes 50% of trust cash in excess of $10.0 mm will serve as proceeds used to partially paydown existing intercompany debt

2) Cash held by BankMobile in excess of $5.0mm will serve as additional cash consideration to Customers Bank

| 47